UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  May 3, 2007

                               AngioGenex, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    0-26181              86-0945116
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

            425 Madison Avenue, Suite 902, New York N.Y. 10017
           -----------------------------------------------------
           (Address of principal executive offices)  (Zip Code)

                  (212) 874-6608        (212) 874-5027
             -----------------------------------------
             Issuer's Telephone Number       Fax

                             Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  Regulation FD Disclosure.

AngioGenex, Inc. ("the Registrant") issued a press release on May 3, 2007 regarding the Registrant's trading symbol and a description of its business. A copy of the press release is attached as Exhibit 99.7 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.7  Press Release dated May 3, 2007, regarding collaboration with
      BioCheck


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AngioGenex, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ Richard Salvador
                                ------------------------------------
                                 Name:  Richard Salvador
                                 Title: President/CEO

Dated:  May 3, 2007


                                        2

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                                  Exhibit Index


99.7*  Press Release, dated May 3, 2007.

---------------
*this filing


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